UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

April 27, 2014

Commission file number: 001-33084

SUSSER HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	01-0864257
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4525 Ayers Street

Corpus Christi, Texas 78415

(Address of principal executive offices, including zip codes)

Registrant’s telephone number, including area code: (361) 884-2463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On April 27, 2014, Susser Holdings Corporation (“Susser” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Energy Transfer Partners, L.P. (“ETP”), Energy Transfer Partners GP, L.P., the general partner of ETP (“ETP GP”), Drive Acquisition Corporation, a wholly owned subsidiary of ETP (“Merger Sub”), Heritage Holdings, Inc., a Delaware corporation and wholly owned subsidiary of ETP (“HHI”) and, for certain limited purposes set forth in the Merger Agreement, Energy Transfer Equity, L.P., the indirect parent of ETP GP and ETP (“ETE”).

The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into Susser (the “Merger”), with Susser continuing as the surviving company and a wholly-owned direct and indirect subsidiary of ETP. In the Merger, each outstanding share of Susser common stock (other than shares held by Susser in treasury, dissenting shares and shares held directly by ETP or Merger Sub and other than shares held by subsidiaries of the parties) will be converted into the right to receive $40.125 in cash and 0.7253 of an ETP common unit, representing limited partner interests in ETP (together, the “Standard Merger Consideration”). In lieu of receiving the Standard Merger Consideration, Susser shareholders may instead elect to receive, for each share of Susser common stock, either (a) $80.25 in cash (the “Cash Election Consideration”) or (b) 1.4506 ETP common units (the “Unit Election Consideration”); provided that the Cash Election Consideration and the Unit Election Consideration are each subject to proration to ensure that the aggregate amount of cash paid and the aggregate number of ETP common units issued in the Merger is the same that would be paid and issued if each share of Susser common stock had been converted into the Standard Merger Consideration.

In connection with the Merger, each option to purchase Susser shares that is outstanding immediately prior to the effective time of the Merger (other than options granted pursuant to Susser’s 2008 Employee Stock Purchase Plan (the “ESPP”)) will become fully vested and be converted into the right to receive an amount in cash equal to the product of the total number of shares subject to such option multiplied by the excess, if any, of the closing price (the “Closing Price”) of one share of Susser common stock on the New York Stock Exchange on the day prior to the closing date of the Merger, as reflected in the Wall Street Journal, over the exercise price per Susser share subject to such option. Each Susser restricted stock unit outstanding on the date of the Merger Agreement that corresponds to Susser shares and that is also outstanding immediately prior to the effective time of the Merger will become fully vested (assuming satisfaction of any applicable performance criteria at 100% of target level) and be converted into the right to receive an amount in cash equal to the product of the total number of vested restricted stock units multiplied by the Closing Price. Each Susser restricted share outstanding and unvested on the date of the Merger Agreement that is also outstanding immediately prior to the effective time of the Merger will become fully vested (assuming satisfaction of any applicable performance criteria at 100% of target level) and be converted into the right to receive, at the election of the holder and subject to the proration described above, either the Standard Merger Consideration, the Cash Election Consideration or the Unit Election Consideration. Immediately prior to the effective time of the Merger, the offering period under the ESPP will terminate and participants in the ESPP will be entitled to receive an amount in cash equal to the product of (i) the Closing Price multiplied by (ii) the number of shares such participant would have been able to purchase with the balance of his or her payroll account under the ESPP if the closing date of the Merger had been the applicable “purchase date” under the Company ESPP. Susser equity awards granted after the date of the Merger Agreement will generally be converted into comparable awards of ETP, with any performance-based awards determined assuming satisfaction of any applicable performance criteria at 100% of target level.

The Merger Agreement also provides that, immediately prior to the effective time of the Merger, ETP GP shall execute an amendment to the ETP partnership agreement to provide for, among other things, the relinquishment of $350 million in the aggregate of incentive distribution rights paid by ETP to ETE, the indirect parent of ETP GP, over the first forty fiscal quarters commencing immediately after the consummation of Merger.

The board of directors of Susser has approved and adopted the Merger Agreement and has agreed to recommend that Susser’s shareholders approve and adopt the Merger Agreement, subject to certain exceptions set forth in the Merger Agreement. Susser has also agreed not to directly or indirectly solicit competing acquisition proposals or, subject to certain exceptions with respect to unsolicited proposals, to enter into discussions concerning, or provide confidential information in connection with, any alternative business combinations. The Merger Agreement further provides that, upon termination of the Merger Agreement under certain circumstances, including in connection with the acceptance of an alternative transaction, Susser may be required to pay ETP a termination fee equal to $68 million.

Completion of the Merger is subject to certain customary conditions, including approval by Susser shareholders and receipt of required regulatory approvals. The Merger Agreement also contains customary representations, warranties and covenants by each of the parties thereto.

Support Agreement

Simultaneously with the execution of the Merger Agreement, Sam L. Susser and Susser Family Partnership Limited Partnership (collectively, the “Supporting Stockholders”), which collectively owned 2,353,895 shares of Susser common stock representing approximately 11% of the Susser common stock outstanding and entitled to vote as of April 25, 2014, entered into a Support Agreement dated as of April 27, 2014 (the “Support Agreement”). Under the terms of the Support Agreement, each Supporting Stockholder has agreed subject to the exceptions set forth therein, among other things, to vote all shares of Susser common stock which such Supporting Stockholder in favor of the Merger Agreement and the transactions contemplated thereby and to take other actions to prevent the frustration of the consummation of the Merger Agreement and the transactions contemplated thereby.

The foregoing summaries of the Merger Agreement and Support Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the agreements, which are filed as Exhibit 2.1 and Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

The Merger Agreement, the Support Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement and the Support Agreement. They are not intended to provide any other factual information about Susser, ETP, ETE or their respective subsidiaries or affiliates or equityholders. The representations, warranties and covenants contained in the Merger Agreement and the Support Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the Merger Agreement or the Support Agreement, as applicable; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of Susser, ETP, ETE, HHI, Merger Sub or any of their respective subsidiaries, affiliates, businesses, or equityholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Susser, ETP or ETE. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Susser, ETP or ETE and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the U.S. Securities and Exchange Commission.

Additional Information and Where to Find It

This communication does not constitute an offer to buy, or solicitation of an offer to sell, any securities of Energy Transfer Partners, L.P. (“ETP”) or Susser Holdings Corporation (“Susser”). This communication relates to a proposed merger between ETP and Susser that will become the subject of a registration statement, which will include a proxy statement/prospectus, to be filed with the U.S. Securities and Exchange Commission (the “SEC”) that will provide full details of the proposed merger and the attendant benefits and risk. This communication is not a substitute for the proxy statement/prospectus or any other document that ETP or Susser may file with the SEC or send to their shareholders in connection with the proposed merger. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, INCLUDING THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ETP, SUSSER AND THE PROPOSED MERGER. Investors and stockholders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement including the proxy statement/prospectus (when they become available) may be obtained free of charge by accessing ETP’s website at www.energytransfer.com by clicking on the “Investor Relations” link, or upon written request to Energy Transfer Partners, L.P., 3738 Oak Lawn Ave., Dallas, TX 75219, Attention: Investor Relations, or from Susser by accessing Susser’s website at www.susser.com or upon written request to Susser Holdings Corporation, 4525 Ayers St., Corpus Christi, TX, 78415, Attention: Investor Relations. Stockholders may also read and copy any reports, statements and other information filed by ETP or Susser with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

ETP, Susser, and certain of their respective directors, executive officers and other members of management and employees are considered to be participants in the solicitation of proxies from stockholders in respect of the transaction under the rules of the SEC. Information regarding ETP’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on February 27, 2014. Information regarding Susser’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 29, 2013 filed with the SEC on February 27, 2014, and in its definitive proxy statement filed with the SEC on April 14, 2014 in connection with its 2014 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

Safe Harbor for Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, which may include expressions of management’s expectations, beliefs or goals, including regarding the proposed transaction between ETP and Susser, the expected timing of that transaction and the future financial and/or operating impact of that transaction—including the anticipated integration process and any related benefits, opportunities or synergies. These statements are based on current expectations, estimates and projections and are subject to a number of transaction-related risks and uncertainties that could cause actual results and events to vary materially from management expectations, including but not limited to the parties’ ability to consummate the proposed transaction, the ability to obtain requisite regulatory or shareholder approvals, or to satisfy other conditions precedent to the consummation of the transaction, successful development and execution of integration plans, ability to realize anticipated synergies or cost-savings and the potential impact of the transaction on employee, supplier, customer and competitor relationships. Additionally, these statements may be subject to the ordinary risks and uncertainties that accompany Susser’s business, including competitive pressures from convenience stores, gasoline stations, other non-traditional retailers located in Susser’s markets and other wholesale fuel distributors; dangers inherent in storing and transporting motor fuel; pending or future consumer or other litigation or adverse publicity concerning food quality, food safety or other health concerns related to Susser’s restaurant facilities; inability to build or acquire and successfully integrate new stores; volatility in crude oil and wholesale petroleum costs; increasing consumer preferences for alternative motor fuels, or improvements in fuel efficiency; general economic, financial and political conditions; Susser’s dependence on Susser’s subsidiaries for cash flow generation, including Susser Petroleum Partners, L.P. (“SUSP”), and Susser’s exposure to the business risks of SUSP by virtue of Susser’s controlling ownership interest; operational limitations imposed by Susser’s contractual arrangements with SUSP; Susser’s ability to comply with federal and state regulations including those related to alcohol, tobacco and environmental matters; wholesale cost increases of tobacco products or future legislation or campaigns to discourage smoking; costs associated with employee healthcare requirements; compliance with, or changes in, tax laws-including those impacting the tax treatment of SUSP; dependence on two principal suppliers for merchandise; dependence on suppliers for credit terms; seasonality; dependence on senior management and the ability to attract qualified employees; acts of war and terrorism; dependence on Susser’s information technology systems; severe weather; cross-border risks associated with the concentration of Susser’s stores in markets bordering Mexico; impairment of goodwill or indefinite lived assets; and other unforeseen factors. For a full discussion of these and other risks and uncertainties, refer to the “Risk Factors” section of Susser’s most recent annual report on Form 10-K and subsequent quarterly filings. These forward-looking statements are based on and include our estimates as of the date hereof. Subsequent events and market developments could cause our estimates to change. While Susser may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, even if new information becomes available, except as may be required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit Number	Exhibit Description

2.1*	Agreement and Plan of Merger, dated as of April 27, 2014 by and among Energy Transfer Partners, L.P., Drive Acquisition Corporation, Heritage Holdings, Inc., Energy Transfer Partners GP, L.P., Susser Holdings Corporation, and, for certain limited purposes set forth therein, Energy Transfer Equity, L.P.

10.1	Support Agreement, dated April 27, 2014, by and among Energy Transfer Partners, L.P., Drive Acquisition Corporation, Sam L. Susser and Susser Family Limited Partnership.

*	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSSER HOLDINGS CORPORATION

Date: April 28, 2014	By:	/s/ Mary E. Sullivan
	Name:	Mary E. Sullivan
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description

2.1*	Agreement and Plan of Merger, dated as of April 27, 2014 by and among Energy Transfer Partners, L.P., Drive Acquisition Corporation, Heritage Holdings, Inc., Energy Transfer Partners GP, L.P., Susser Holdings Corporation, and, for certain limited purposes set forth therein, Energy Transfer Equity, L.P.

10.1	Support Agreement, dated April 27, 2014, by and among Energy Transfer Partners, L.P., Drive Acquisition Corporation, Sam L. Susser and Susser Family Limited Partnership.

*	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.